                                                                   EXHIBIT 10.29



                            FRONTIER AIRLINES, INC.

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT



                         Dated as of February 27, 1997

                               TABLE OF CONTENTS
                               -----------------


          THIS TABLE OF CONTENTS IS NOT PART OF THE AGREEMENT TO WHICH IT IS ATTACHED BUT IS INSERTED FOR CONVENIENCE ONLY.

                                                                            Page
                                                                             No.
                                                                            ----

1.  Requested Registrations................................................  1
        (a)    Registration Requests.......................................  1
        (b)    Limitations on Requested Registrations......................  2
        (c)    Registration Statement Form.................................  2
        (d)    Registration Expenses.......................................  2
        (e)    Priority in Cutback Registrations...........................  2

2.  Piggyback Registrations................................................  3
        (a)    Right to Include Registrable Securities.....................  3
        (b)    Registration Expenses.......................................  3
        (c)    Priority in Cutback Registrations...........................  3

3.  Registration Procedures................................................  4

4.  Underwritten Offerings.................................................  8
        (a)    Underwritten Requested Offerings............................  8
        (b)    Underwritten Piggyback Offerings............................  8

5.  Indemnification........................................................  9
        (a)    Indemnification by the Company..............................  9
        (b)    Indemnification by the Sellers..............................  10
        (c)    Notices of Claims, etc......................................  10
        (d)    Contribution................................................  11
        (e)    Other Indemnification.......................................  12
        (f)    Indemnification Payments....................................  12

6.  Covenants Relating to Rule 144.........................................  12

7.  Other Registration Rights..............................................  12
        (a)    No Existing Agreements......................................  12
        (b)    Future Agreements...........................................  12

8.  Definitions............................................................  13

9.   Miscellaneous.........................................................  16
        (a)    Notices.....................................................  16
        (b)    Entire Agreement............................................  17
        (c)    Amendment...................................................  17
        (d)    Waiver......................................................  17
        (e)    Consents and Waivers by Holders of Registrable Securities...  18
        (f)    No Third Party Beneficiary..................................  18

        (g)    Successors and Assigns......................................  18
        (h)    Headings....................................................  18
        (i)    Invalid Provisions..........................................  18
        (j)    Remedies....................................................  18
        (k)    Governing Law...............................................  19
        (l)    Counterparts................................................  19

                            FRONTIER AIRLINES, INC.

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated as of February 27, 1998 is made and entered into by and between Wexford Management LLC, a Connecticut limited liability company, as Agent (the "Investor"), and
                                                             --------
Frontier Airlines, Inc., a Colorado corporation (the "Company").  Capitalized
                                                      -------
terms not otherwise defined herein have the meanings set forth in Section 8.
                                                                  ---------

          WHEREAS, in connection with (i) the issuance on December 2, 1997 by the Company of a Senior Secured Promissory Note (the "Senior Secured Note") in
                                                      -------------------
the amount of $5,000,000 to the Investor and (ii) the proposed delivery by the Investor of a commitment letter with respect to additional financial accommodations in favor of the Company aggregating up to $10,000,000 (the "Additional Financing"), as more fully described in that certain letter
---------------------
agreement, dated December 2, 1997, between the Company and the Investor (the "Letter Agreement"), on December 2, 1997, the Company issued to the Investor
-----------------
warrants to purchase 3,000,000 shares of Common Stock (the "Original Warrants"),
                                                            -----------------
entered into a Warrant Agreement dated as of December 17, 1997 (the "Original
                                                                     --------
Warrant Agreement"), and entered into a Registration Rights Agreement with the
-----------------
Investor dated as of December 17, 1997 (the "Original Registration Rights
                                             ----------------------------
Agreement") pursuant to which the Company granted to the Investor certain
---------
registration rights with respect to the Original Warrants, the Common Stock underlying the Original Warrants (the "Original Warrant Stock"), the Senior
                                       ----------------------
Secured Note and certain other securities;

          WHEREAS, pursuant to a letter agreement dated February 27, 1998 (the "February Letter Agreement"), the parties have agreed, among other things, to terminate the Letter Agreement, to exchange warrants to purchase 1,750,000 shares of Common Stock (the "New Warrants") for the Original Warrants, and to amend and restate the Original Warrant Agreement (the "Amended Warrant
                                                       ---------------
Agreement") and the Original Registration Rights Agreement; and

          WHEREAS, the parties have agreed, pursuant to the February Letter Agreement, to enter into this Amended and Restated Registration Rights Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Requested Registrations.   (a)  Registration Requests.  At any
              -----------------------         ---------------------
time after March 17, 1998, upon the written request of the Investor (either on its own behalf or on behalf of any holder of Registrable Securities) requesting that the Company effect the registration under the Securities Act of all or part of the Investor's (or any such holder's) Registrable Securities and specifying the number of Registrable Securities to be registered and the intended method of disposition thereof, the Company will promptly, and in no event more than 10 Business Days after receipt of such request, give written notice (a "Notice of
                                                                     ---------
Requested Registration") of such request
----------------------
to all other holders of Registrable Securities, and thereupon will use its best efforts to effect the registration under the Securities Act of (*THIS DOES NOT FOLLOW THE FAXED DRAFT)
          (i) the Registrable Securities which the Company has been so requested to register by the Investor, and

          (ii) all other Registrable Securities the holders of which have made written requests to the Company for registration thereof within 15 days after the giving of the Notice of Requested Registration (which requests shall specify the intended method of disposition thereof), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered in accordance with Section 3. If requested by the Investor, the method of
                ---------
disposition of all Registrable Securities included in such registration shall be an underwritten offering effected in accordance with Section 4(a). Neither the
                                                     ------------
Company nor any of its securityholders shall have the right to include any of the Company's securities (other than Registrable Securities) in a registration statement to be filed as part of a Requested Registration.

          (b) Limitations on Requested Registrations.  Notwithstanding anything
              --------------------------------------
herein to the contrary, the Company shall not be required to honor a request for a Requested Registration if, in the case of a Long-Form Registration, the Company has previously effected one Effective Long-Form Registration; provided
                                                                      --------
that there shall be no limit on the number of registrations effected as Short-Form Registrations, subject to the other provisions of this Section 1(b).
                                                            ------------

          (c)  Registration Statement Form.  Subject to Section 1(b), requested
               ---------------------------
Registrations shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Company, and shall be reasonably acceptable to the Investor, and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified in their request for such registration, but the Company may not effect a Long-Form Registration without the Investor's consent. Notwithstanding the foregoing, if in the case of an underwritten offering on Form S-3 the Managing Underwriter notifies the Company that in its judgment the inclusion of more detailed information of the type required in Form S-1 is of material importance to such offering, the Company shall include in the Registration Statement such information.

          (d)  Registration Expenses.  The Company will pay all Registration
               ---------------------
Expenses incurred in connection with any Requested Registration.

          (e)  Priority in Cutback Registrations.  If a Requested Registration
               ---------------------------------
becomes a Cutback Registration, the Company will include in any such registration to the extent of the number which the Managing Underwriter advises the Company can be sold in such offering Registrable Securities requested to be included in such registration by the Initiating Holders, pro rata on the basis
                                                         --- ----
of the number of Registrable Securities requested to be included by such holders.

          2.  Piggyback Registrations.   (a)  Right to Include Registrable
              -----------------------         ----------------------------
Securities. Notwithstanding any limitation contained in Section 1, if the
----------                                              ---------
Company at any time proposes after the date hereof to effect a Piggyback Registration, it will each such time give written notice (a "Notice of Piggyback
                                                             -------------------
Registration"), at least 30 days prior to the anticipated filing date, to all
------------
holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2, which Notice of Piggyback Registration shall
                  ---------
include a description of the intended method of disposition of such securities. Upon the written request of any such holder made within 20 days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder) , the Company will, subject to the other provisions of this Agreement, include in the registration statement relating to such Piggyback Registration all Registrable Securities which the Company has been so requested to register, all to the extent requisite to permit the disposition of such Registrable Securities in accordance with the intended method of disposition set forth in the Notice of Piggyback Registration. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any Requesting Holder entitled to do so to request that such registration be effected as a Requested Registration under Section 1, and (ii) in the case of a determination to delay
                   ---------
registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 2 shall relieve the Company of its
                                 ---------
obligations to effect a Requested Registration under Section 1 with respect to
                                                     ---------
Registrable Securities that are not registered and sold thereunder.

          (b)  Registration Expenses.  The Company will pay all Registration
               ---------------------
Expenses incurred in connection with each Piggyback Registration.

          (c)  Priority in Cutback Registrations.  If a Piggyback Registration
               ---------------------------------
becomes a Cutback Registration, the Company will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises the Company can be sold in such offering:

          (i) if such Piggyback Registration as initially proposed by the Company was solely a primary registration of its securities, (x) first, the
                                                                      -----
     securities proposed by the Company to be sold for its own account, and (y) second, (A) if no other holders of securities of the Company have requested
     ------
     registration of their securities in such registration, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities
              --- ----
     requested to be included by such holders or (B) if other holders of securities of the Company have requested registration of their securities in such registration, such securities of such holders and any Registrable Securities requested to be included in such registration by Requesting Holders, on a pari passu basis; and

          (ii) if such Piggyback Registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities in their capacities as such, pursuant to demand registration rights, such securities held by the holders initiating such registration and any Registrable Securities requested to be included in such registration by Requesting Holders, on a pari passu basis;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

          3.  Registration Procedures.  If and whenever the Company is required
              -----------------------
to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1 or Section 2, the Company will use its best efforts to
                ---------    ---------
effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible, use its best efforts:

          (a) to prepare and file with the Commission (in the case of a Requested Registration, not later than 20 days after the filing by the Company with the Commission of its next required report on Form 10-K or Form 10-Q, as the case may be, under the Exchange Act, or as soon thereafter as possible) the requisite registration statement to effect such registration and to cause such registration statement to become effective, provided that the Company may defer filing a registration statement for up to 90 days after the filing would otherwise be required to be made pursuant to this section if and so long as, in the reasonable judgment of the Company's Board of Directors, the filing of such registration statement within the period otherwise required by this Section 3(a) would compel the
                                                  ------------
     Company to disclose material nonpublic information the disclosure of which would be materially detrimental to the Company or would materially interfere with any material financing, acquisition, corporate reorganization, or merger involving the Company.

          (b) as far in advance as practical before filing such registration statement or any amendment thereto, to furnish to the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have the opportunity to object to any information pertaining solely to such holder that is contained therein and the Company will make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement or amendment;

          (c) to prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (d) to promptly notify each Requesting Holder and the underwriter or underwriters, if any:

              (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

              (ii) of any written comments from the Commission with respect to any filing referred to in clause (i) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

             (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

             (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

          (e) to furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

          (f) to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (f) be obligated to be so qualified, (ii) to subject itself to
     -------------
     taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

          (g) to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities;

          (h) to furnish to each Requesting Holder a signed counterpart, addressed to such holder (and the underwriters, if any), of

               (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to such holder, and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such holder (or the underwriters, if any) may reasonably request;

          (i) to notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (j) to otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (k) to make available for inspection by any Requesting Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and
                                               ----------
     other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable
                         -------
     them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement, and permit the Inspectors to participate in the preparation of such registration statement and any prospectus contained therein and any amendment or supplement thereto. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
     (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. The seller of Registrable Securities agrees by acquisition of such Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (l) to provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (m) to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

          The Company may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish the Company with such information and affidavits regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h), such holder will
                                                -------------
forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (h) and, if so directed by the Company,
                           -------------
will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

          4.  Underwritten Offerings.
              ----------------------

          (a)  Underwritten Requested Offerings.  In the case of any
               --------------------------------
underwritten Public Offering being effected pursuant to a Requested Registration, the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected, after consultation with the Company, by the holders of a majority of the Registrable Securities to be included in such underwritten offering with the consent of the Company, which consent shall not be unreasonably withheld. The Company shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 5. The holders of Registrable Securities to be
                       ---------
distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

          (b)  Underwritten Piggyback Offerings.  If the Company at any time
               --------------------------------
proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section 2(c), use its best efforts to
                                           ------------
arrange for such underwriters to include the Registrable Securities to be offered and sold by Requesting Holders among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriter or underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

          5.  Indemnification.   (a)  Indemnification by the Company.  The
              ---------------         ------------------------------
Company shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, its directors and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any Losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to
                                                               ------
which such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that the Company shall not be liable in
                                --------
any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person, and shall survive the transfer of such securities by such seller. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

          (b)  Indemnification by the Sellers.  Each holder of Registrable
               ------------------------------
Securities which are included or are to be included in any registration statement filed in connection with a Requested

Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that
                                                         --------  -------
the obligation to provide indemnification pursuant to this Section 5(b) shall be
                                                           ------------
several, and not joint and several, among such Indemnifying Parties on the basis of the number of Registrable Securities included in such registration statement and the aggregate amount which may be recovered from any holder of Registrable Securities pursuant to the indemnification provided for in this Section 5(b) in
                                                                ------------
connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such holder from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. Such holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

          (c)  Notices of Claims, etc.  Promptly after receipt by an Indemnified
               -----------------------
Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 5, such
                                   --------------------         ---------
Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any
                                           --------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this
Section 5, except to the extent that the Indemnifying Party is actually
---------
prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and, unless, in the judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists with respect to such claim, to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such

Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party may participate in such
               --------
defense at the Indemnified Party's expense; and provided further that the
                                                -------- -------
Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (d)  Contribution.  If the indemnity and reimbursement obligation
               ------------
provided for in any paragraph of this Section 5 is unavailable or insufficient
                                      ---------
to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by
                                                    --- ----
any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

          No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

          (e)  Other Indemnification.  Indemnification similar to that specified
               ---------------------
in the preceding paragraphs of this Section 5 (with appropriate modifications)
                                    ---------
shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 5 shall be in addition to
                                            ---------
any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

          (f)  Indemnification Payments.  The indemnification required by this
               ------------------------
Section 5 shall be made by periodic payments of the amount thereof during the
---------
course of the investigation or defense, as and when bills are received or Losses are incurred.

          6.  Covenants Relating to Rule 144.  The Company will file reports in
              ------------------------------
compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish such holder with such other information as such holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the holder of any Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

          7.  Other Registration Rights.
              -------------------------

          (a) No Existing Agreements.  The Company represents and warrants to
              ----------------------
the Investor that there is not in effect on the date hereof any agreement by the Company (other than this Agreement and as set forth in Schedule 3.06 to the
                                                       -------------
Warrant Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act.

          (b) Future Agreements.  The Company shall not hereafter agree with the
              -----------------
holders of any securities issued or to be issued by the Company to register or qualify such securities under the Securities Act unless such agreement specifically provides that (i) the holder of such securities may not participate in any Requested Registration except as provided in Section 1 and (ii) the
                                                    ---------
holder of such securities may not participate in any Piggyback Registration except as provided in Section 2.
                      ---------

          8.  Definitions.
              -----------

          (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

          "Agreement" means this Amended and Restated Registration Rights
           ---------
Agreement, as the same shall be amended from time to time.

          "Amended Warrant Agreement" has the meaning ascribed to it in the
           -------------------------
preamble.

          "Business Day" means a day other than Saturday, Sunday or any other
           ------------
day on which banks located in the State of New York are authorized or obligated to close.

          "Commission" means the United States Securities and Exchange
           ----------
Commission, or any successor governmental agency or authority.

          "Common Stock" means shares of Common Stock, no par value per share,
           ------------
of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

          "Company" has the meaning ascribed to it in the preamble.
           -------

          "Cutback Registration" means any Requested Registration or Piggyback
           --------------------
Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

          "Effective Long-Form Registration" means a Long-Form Registration that
           --------------------------------
results in an Effective Registration.

          "Effective Registration" means a Requested Registration which (a) has
           ----------------------
been declared or ordered effective in accordance with the rules of the Commission and (b) has been kept effective for the period of time contemplated by Section 3(b).
   ------------

          "Effective Short-Form Registration" means a Short-Form Registration
           ---------------------------------
that results in an Effective Registration.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "February Letter Agreement" has the meaning ascribed to it in the
           -------------------------
preamble.

          "Form S-1" means Form S-1 promulgated by the Commission under the
           --------
Securities Act, or any successor or similar long-form registration statement.

          "Form S-2" means Form S-2 promulgated by the Commission under the
           --------
Securities Act, or any successor or similar short-form registration statement.

          "Form S-3" means Form S-3 promulgated by the Commission under the
           --------
Securities Act, or any successor or similar short-form registration statement.

          "Indemnified Party" means a party entitled to indemnity in accordance
           -----------------
with Section 5.
     ---------

          "Indemnifying Party" means a party obligated to provide indemnity in
           ------------------
accordance with Section 5.
                ---------

          "Initiating Holders" means the Investor and any holder of Registrable
           ------------------
Securities with respect to which the Investor has made a written request pursuant to Section 1 for the registration of Registrable Securities.
            ---------

          "Inspectors" has the meaning ascribed to it in Section 3(i).
           ----------                                    ------------

          "Letter Agreement" has the meaning ascribed to it in the preamble.
           ----------------

          "Long-Form Registration" means a Requested Registration effected by
           ----------------------
the filing of a registration statement on Form S-1 with the Commission.

          "Losses" has the meaning ascribed to it in Section 5(a).
           ------                                    ------------

          "Managing Underwriter" means, with respect to any Public Offering, the
           --------------------
underwriter or underwriters managing such Public Offering.

          "NASD" means the National Association of Securities Dealers.
           ----

          "New Warrants" has the meaning ascribed to it in the preamble.
           ------------

          "Notice of Piggyback Registration" has the meaning ascribed to it in
           --------------------------------
Section 2(a).
------------

          "Notice of Requested Registration" has the meaning ascribed to it in
           --------------------------------
Section 1(a).
------------

          "Original Registration Rights Agreement" has the meaning ascribed to
           --------------------------------------
it in the preamble.

          "Original Warrant Agreement" has the meaning described to it in the
           --------------------------
preamble.

          "Original Warrant Stock" has the meaning ascribed to it in the
           ----------------------
preamble.

          "Original Warrants" has the meaning ascribed to it in the preamble.
           -----------------

          "Person" means any natural person, corporation, general partnership,
           ------
limited partnership, limited liability company, proprietorship, other business organization, trust, union or association.

          "Piggyback Registration" means any registration of securities of the
           ----------------------
Company of the same class as any of the Registrable Securities under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for shareholders of the Company or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than Registrable Securities.

          "Public Offering" means any offering of Common Stock to the public,
           ---------------
either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for shareholders of the Company or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto).

          "Records" has the meaning ascribed to it in Section 3(i).
           -------                                    ------------

          "Registrable Securities" means (i) the New Warrants, shares of Warrant
           ----------------------
Stock, the Senior Secured Note, and (ii) any additional shares of Common Stock or other securities issued or distributed by way of a dividend, stock split or other distribution in respect of the any of the securities referred to in clause
(i), or acquired by way of any rights offering or similar offering made in respect of such securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144, or (iii) they shall have ceased to be outstanding.

          "Registration Expenses" means all expenses incident to the Company's
           ---------------------
performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Requested Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single counsel, premiums and other costs of policies of insurance purchased by the Company against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities if the offering is an underwritten offering initiated by the Company, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities and fees and disbursements of underwriters if the offering is an underwritten offering initiated by the Investor or the Requesting Holders, which shall be payable by each holder thereof.

          "Requesting Holders" means, with respect to any Requested Registration
           ------------------
or Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

          "Requested Registration" means any registration of Registrable
           ----------------------
Securities under the Securities Act effected in accordance with Section 1.
                                                                ---------

          "Rule 144" means Rule 144 promulgated by the Commission under the
           --------
Securities Act, and any successor provision thereto.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Senior Secured Note" has the meaning ascribed to it in the preamble.
           -------------------

          "Short-Form Registration" means a Requested Registration effected by
           -----------------------
the filing of a registration statement on Form S-2 or Form S-3 with the Commission.

          "Warrant Stock" means the Common Stock underlying the New Warrants.
           -------------

          (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the term "Section" refers to the specified Section of this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

          9.  Miscellaneous.
              -------------

          (a)  Notices.  All notices, requests and other communications
               -------
hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

               If to Investor, to:

                    Wexford Management LLC
                    411 West Putnam Avenue
                    Greenwich, Connecticut  06830

                    Attn:  Joseph Jacobs, President
                    Facsimile No.:  (203) 862-7320

                    Attn:  Arthur Amron, General Counsel
                    Facsimile No.:  (203) 862-7312

               If to the Company, to:

                    Frontier Airlines, Inc.
                    12015 East 46th Avenue
                    Denver, Colorado  80239

                    Attn:  Arthur T. Voss, General Counsel
                    Facsimile No.:  (303) 371-9669

With respect to any other holder of Registrable Securities, such notices, requests and other communications shall be sent to the addresses set forth in the transfer records regularly maintained by the Company. All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

          (b) Entire Agreement.  This Agreement supersedes all prior discussions
              ----------------
and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          (c)  Amendment.  This Agreement may be amended, supplemented or
               ---------
modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company and the Investor.

          (d) Waiver.  Subject to paragraph (e) of this Section, any term or
              ------              -------------
condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

          (e) Consents and Waivers by Holders of Registrable Securities.  Any
              ---------------------------------------------------------
consent of the holders of Registrable Securities pursuant to this Agreement, and any waiver by such holders of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by the Investor, and any such consent or waiver so given or taken will be binding on all the holders of Registrable Securities.

          (f) No Third Party Beneficiary.  The terms and provisions of this
              --------------------------
Agreement are intended solely for the benefit of each party hereto, their respective successors or permitted assigns and any other holder of Registrable Securities, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 5.
                ---------

          (g) Successors and Assigns.  This Agreement is binding upon, inures to
              ----------------------
the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          (h) Headings.  The headings used in this Agreement have been inserted
              --------
for convenience of reference only and do not define or limit the provisions hereof.

          (i)  Invalid Provisions.  If any provision of this Agreement is held
               ------------------
to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

          (j) Remedies.  Except as otherwise expressly provided for herein, no
              --------
remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

          Damages in the event of breach of this Agreement by a party hereto or any other holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and the Company and each holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

          (k) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          (l)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.


                              WEXFORD MANAGEMENT LLC


                              By: __________________________
                                  Name:
                                  Title:


                              FRONTIER AIRLINES, INC.


                              By: __________________________
                                  Name:
                                  Title: